As Filed with the Securities and Exchange Commission on April 16, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 15, 2004

BANK OF AMERICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of Principal Executive Offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On April 15, 2004, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a new series under the Registrant's medium-term note program, pursuant to which certain officers of the Registrant may cause the Registrant to issue from time to time up to $10,000,000,000 aggregate principal amount of medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series K (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series K (the "Subordinated Medium-Term Notes," and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and specific method of distribution of the Medium-Term Notes. The resolutions of the Committee are included as Exhibit 99.1 hereto.

        The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation ("NationsBank")) and The Bank of New York (successor in interest to BankAmerica National Trust Company), as trustee, as supplemented by a First Supplemental Indenture dated September 18, 1998 and a Second Supplemental Indenture dated May 7, 2001. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant (successor to NationsBank) and The Bank of New York, as trustee, as supplemented by a First Supplemental Indenture dated August 28, 1998.

        The Registrant entered into a distribution agreement dated as of April 15, 2004 with the agents named therein (the "Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated April 14, 2004, constituting a part of Registration Statement No. 333-112708, as amended (the "Registration Statement"), and as supplemented by a Prospectus Supplement dated April 15, 2004. The Distribution Agreement is included is included as Exhibit 1.1 hereto.

         The Medium-Term Notes are unsecured debt securities which have been registered on Form S-3 with Securities and Exchange Commission under the Registration Statement, which was declared effective on April 14, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO. DESCRIPTION OF EXHIBIT

1.1	Distribution Agreement dated as of April 15, 2004 with respect to the offering of the Medium-Term Notes
4.1	Indenture dated as of January 1, 1995 between the Registrant (successor to NationsBank Corporation) and The Bank of New York (successor in interest to U.S. Bank Trust National Association), as trustee, incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533
4.2	Successor Trustee Agreement effective December 15, 1995 between the Registrant (successor to NationsBank Corporation) and First Trust of New York, National Association (now U.S. Bank Trust National Association), as successor trustee to BankAmerica National Trust Company (the "Senior Trustee") incorporated herein by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-3 Registration No. 333-7229
4.3	First Supplemental Indenture dated as of September 18, 1998 among the Registrant (successor to NationsBank Corporation), NationsBank (DE) Corporation and the Senior Trustee, as trustee, incorporated herein by reference by Exhibit 4.3 of the Registrant's Current Report on Form 8-K, filed on November 18, 1998
4.4	Second Supplemental Indenture dated as of May 7, 2001 between the Registrant and the Senior Trustee, as trustee, incorporated herein by reference to Exhibit 4.4 of the Registrant's Current Report on Form 8-K, filed on June 5, 2001
4.5	Form of Senior Medium-Term Note, Series ( (Fixed-Rate)
4.6	Form of Senior Medium-Term Note, Series K (Floating-Rate)
4.7	Form of Senior Medium-Term Note, Series K (Indexed Note)
4.8	Indenture dated as of January 1, 1995 between the Registrant (successor to NationsBank Corporation) and The Bank of New York, as trustee (the "Subordinated Trustee"), incorporated herein by reference to Exhibit 4.5 of the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533
4.9	First Supplemental Indenture dated as of August 28, 1998 among the Registrant (successor to NationsBank Corporation), NationsBank (DE) Corporation and the Subordinated Trustee incorporated herein by reference to Exhibit 4.7 of the Registrant's Current Report on Form 8-K, filed November 18, 1998
4.10	Form of Subordinated Medium-Term Note, Series K (Fixed-Rate)
4.11	Form of Subordinated Medium-Term Note, Series K (Floating-Rate)
5.1	Opinion of Helms Mulliss & Wicker, PLLC as to the legality of the securities
23.1	Consent of Helms Mulliss & Wicker, PLLC (included in Exhibit 5.1)
99.1	Resolutions of a Committee appointed by the Board of Directors dated April 15, 2004 with respect to the terms of the offering of the Medium-Term Notes

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     BANK OF AMERICA CORPORATION

                                                                     By: /s/ TERESA M. BRENNER
                                                                                Teresa M. Brenner
                                                                                Associate General Counsel

Dated: April 16, 2004

INDEX TO EXHIBITS
 Exhibit No.

1.1	Distribution Agreement dated as of April 15, 2004 with respect to the offering of the Medium-Term Notes
4.1	Indenture dated as of January 1, 1995 between the Registrant (successor to NationsBank Corporation) and The Bank of New York (successor in interest to U.S. Bank Trust National Association), as trustee, incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533
4.2	Successor Trustee Agreement effective December 15, 1995 between the Registrant (successor to NationsBank Corporation) and First Trust of New York, National Association (now U.S. Bank Trust National Association), as successor trustee to BankAmerica National Trust Company (the "Senior Trustee") incorporated herein by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-3 Registration No. 333-7229
4.3	First Supplemental Indenture dated as of September 18, 1998 among the Registrant (successor to NationsBank Corporation), NationsBank (DE) Corporation and the Senior Trustee, as trustee, incorporated herein by reference by Exhibit 4.3 of the Registrant's Current Report on Form 8-K, filed on November 18, 1998
4.4	Second Supplemental Indenture dated as of May 7, 2001 between the Registrant and the Senior Trustee, as trustee, incorporated herein by reference to Exhibit 4.4 of the Registrant's Current Report on Form 8-K, filed on June 5, 2001
4.5	Form of Senior Medium-Term Note, Series ( (Fixed-Rate)
4.6	Form of Senior Medium-Term Note, Series K (Floating-Rate)
4.7	Form of Senior Medium-Term Note, Series K (Indexed Note)
4.8	Indenture dated as of January 1, 1995 between the Registrant (successor to NationsBank Corporation) and The Bank of New York, as trustee (the "Subordinated Trustee"), incorporated herein by reference to Exhibit 4.5 of the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533
4.9	First Supplemental Indenture dated as of August 28, 1998 among the Registrant (successor to NationsBank Corporation), NationsBank (DE) Corporation and the Subordinated Trustee incorporated herein by reference to Exhibit 4.7 of the Registrant's Current Report on Form 8-K, filed November 18, 1998
4.10	Form of Subordinated Medium-Term Note, Series K (Fixed-Rate)
4.11	Form of Subordinated Medium-Term Note, Series K (Floating-Rate)
5.1	Opinion of Helms Mulliss & Wicker, PLLC as to the legality of the securities
23.1	Consent of Helms Mulliss & Wicker, PLLC (included in Exhibit 5.1)
99.1	Resolutions of a Committee appointed by the Board of Directors dated April 15, 2004 with respect to the terms of the offering of the Medium-Term Notes